Employee Benefit Plans	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Employee Benefit Plans
EMPLOYEE BENEFIT PLANS

The Company has retirement and pension plans covering substantially all of its employees.  Most retirement benefits are provided by the Company under separate final-pay noncontributory and contributory defined benefit and defined contribution plans for all salaried and hourly employees (excluding those covered by union-sponsored plans) who meet service and age requirements. Defined benefits are based principally on length of service and earnings patterns during the five years preceding retirement.

Effective January 1, 2008, the Darling National LLC Pension Retirement Plan was merged into the Darling International Inc. Hourly Employees' Retirement Plan, which plan was then amended and restated.  Employees from both plans are entitled to their accrued benefit as of December 31, 2007 under their prior plan design, plus benefit accruals after January 1, 2008 using the new benefit of $20 for each year of service with no cap on service years with no effect on accumulated benefits.  Previously, these hourly employees had been accruing $20-$30 per year of service, depending on location of employment.

Also effective January 1, 2008, the Darling International Inc. Salaried Employees' Retirement Plan, a defined benefit plan, was amended.  Effective January 1, 2008, all of the Company's eligible salaried employees participate in this plan, including all former Darling National salaried employees who did not have a defined benefit plan prior to January 1, 2008.  All eligible salaried employees are entitled to their accrued benefit as of December 31, 2007, which accrued benefit is an amount equal to 1.8% times years of service (up to 25 years) times final average pay plus 0.5% for each additional service year beyond 25 years, with a total service year cap of 40 years with no effect on accumulated benefits.  Effective January 1, 2008, for service years earned going forward, the benefit accrual will be 0.25% times years of service times final average pay.

Also effective January 1, 2008, the Darling National LLC Retirement Savings Plan was amended and restated to, among other things, update the plan for the Economic Growth and Tax Relief Reconciliation Act and change the name of the plan to the Darling International Inc. Hourly 401(k) Savings Plan.  Effective January 1, 2008, all of the Company’s hourly employees are eligible to participate in this plan, which allows for elective deferrals, an employer match equal to 100% of the first $10 per pay period deferred by a participant, with a maximum of $520 per year, and an employer contribution equal to $520 per year.  Previously, certain of the Company’s hourly employees were only given the opportunity to make deferrals.  The $520 employer contribution will be a new contribution for all participating hourly employees.  This plan accepted the transfer of assets and liabilities of the hourly employees that had account balances in the Darling International Inc. 401(k) Savings Plan which existed prior to January 1, 2008.  The Company's matching portion to the Darling International Inc. Hourly 401(k) Savings plan for fiscal 2010, fiscal 2009 and 2008 was approximately $0.7 million, $0.7 million and $0.6 million, respectively.

Effective January 1, 2008, the Darling International Inc. 401(k) Savings Plan, a defined contribution plan, was amended and restated and became the Darling International Inc. Salaried 401(k) Savings Plan and now includes all eligible salaried employees.  This plan received the assets and liabilities of participating salaried employees under the Darling National LLC Retirement Savings Plan.  Effective January 1, 2008, the Darling International Inc. Salaried 401(k) Savings Plan includes an employer contribution based on age (ranging from 2-5% of compensation per year), and will continue to allow for employee deferrals.  Previously, only the Darling National employees received an employer match, which was equal to 100% of the first $10 per pay period deferred by a participant, with a maximum of $520 per year.  The Company’s matching portion to the Darling International Inc. Salaried 401(k) Savings Plan for fiscal 2010, fiscal 2009 and 2008 was approximately $1.5 million, $1.5 million and $1.4 million, respectively.

Griffin employees are covered under separate qualified profit-sharing plans that cover substantially all salaried and office employees who qualify as to age and length of service and substantially all hourly employees other than office employees.  Each of these plans has an added 401(k) option, which includes a Griffin matching contribution.  For fiscal 2010 the amount of the Company’s profit-sharing and matching 401(k) match was immaterial.

The Company recognizes the over-funded or under-funded status of the Company's defined benefit post-retirement plans as an asset or liability in the Company's balance sheet, with changes in the funded status recognized through comprehensive income in the year in which they occur.

The following table sets forth the plans’ funded status and amounts recognized in the Company's consolidated balance sheets based on the measurement date (January 1, 2011 and January 2, 2010) (in thousands):

	January 1, 2011	January 2, 2010
Change in projected benefit obligation:
Projected benefit obligation at beginning of period	$103,159	$96,539
Service cost	1,056	984
Interest cost	5,959	5,767
Actuarial loss	4,996	3,768
Benefits paid	(3,794)	(3,914)
Other	—	15
Projected benefit obligation at end of period	111,376	103,159

Change in plan assets:
Fair value of plan assets at beginning of period	84,099	60,276
Actual return on plan assets	11,974	12,812
Employer contribution	1,029	14,925
Benefits paid	(3,794)	(3,914)
Fair value of plan assets at end of period	93,308	84,099

Funded status	(18,068)	(19,060)
Net amount recognized	$(18,068)	$(19,060)

Amounts recognized in the consolidated balance sheets consist of:
Non-current liability	$(18,068)	$(19,060)
Net amount recognized	$(18,068)	$(19,060)

Amounts recognized in accumulated other comprehensive loss consist of:
Net actuarial loss	$32,146	$35,866
Prior service cost	264	375
Net amount recognized (a)	$32,410	$36,241

(a)    Amounts do not include deferred taxes of $12.2 million and $13.7 million at January 1, 2011 and January 2, 2010, respectively.

	January 1, 2011	January 2, 2010
Projected benefit obligation	$111,376	$103,159
Accumulated benefit obligation	103,946	96,082
Fair value of plan assets	93,308	84,099

Net pension cost includes the following components (in thousands):

	January 1, 2011	January 2, 2010	January 3, 2009
Service cost	$1,056	$984	$1,067
Interest cost	5,959	5,767	5,442
Expected return on plan assets	(6,389)	(4,811)	(6,603)
Net amortization and deferral	3,242	4,321	472
Net pension cost	$3,868	$6,261	$378

Amounts recognized in accumulated other comprehensive income (loss) for the year ended (in thousands):

	2010	2009
Actuarial gains recognized:
Reclassification adjustments	$1,917	$2,558
Actuarial (loss)/gain recognized during the period	361	2,592
Prior service (cost) credit recognized:
Reclassification adjustments	68	88
Prior service cost arising during the period	—	(9)
	$2,346	$5,229

The estimated amount that will be amortized from accumulated other comprehensive loss into net periodic pension cost in fiscal 2011 is as follows (in thousands):

2011
Net actuarial loss	$2,724
Prior service cost	90
$2,814

Weighted average assumptions used to determine benefit obligations were:

	January 1, 2011	January 2, 2010	January 3, 2009
Discount rate	5.55%	5.90%	6.10%
Rate of compensation increase	4.16%	4.08%	4.08%

Weighted average assumptions used to determine net periodic benefit cost for the employee benefit pension plans were:

	January 1, 2011	January 2, 2010	January 3, 2009
Discount rate	5.90%	6.10%	6.00%
Rate of increase in future compensation levels	4.08%	4.08%	4.10%
Expected long-term rate of return on assets	7.85%	8.10%	8.10%

Consideration was made to the long-term time horizon for the plans' benefit obligations as well as the related asset class mix in determining the expected long-term rate of return.  Historical returns are also considered, over the long-term time horizon, in determining the expected return.  Considering the overall asset mix of approximately 60% equity and 40% fixed income, several years in the last ten years (except for 2008) having strong double digit returns as well as several years of single digit losses, the Company believes it is reasonable to expect a long-term rate of return of 7.85% for the plans' investments as a whole.

Plan Assets

The Company's pension plan weighted-average asset allocations at January 1, 2011 and January 2, 2010, by asset category, are as follows:

	Plan Assets at
Asset Category	January 1, 2011	January 2, 2010
Equity Securities	59.8%	61.1%
Debt Securities	40.2%	38.9%
Other	– %	– %
Total	100.0%	100.0%

The investment objectives have been established in conjunction with a comprehensive review of the current and projected financial requirements.  The primary investment objectives are:  1) to have the ability to pay all benefit and expense obligations when due; 2) to maximize investment returns within reasonable and prudent levels of risk in order to minimize contributions; and 3) to maintain flexibility in determining the future level of contributions.

Investment results are the most critical element in achieving funding objectives, while reliance on contributions is a secondary element.

The investment guidelines are based upon an investment horizon of greater than ten years; therefore, interim fluctuations are viewed with this perspective.  The strategic asset allocation is based on this long-term perspective.  However, because the participants’ average age is somewhat older than the typical average plan age, consideration is given to retaining some short-term liquidity.  Analysis of the cash flow projections of the plans indicates that benefit payments will continue to exceed contributions.  The results of a thorough asset-liability study completed during 2008 reinforced the appropriateness of the Company's target asset allocation ranges described herein.

Based upon the plans’ time horizon, risk tolerances, performance expectations, asset class constraints and asset-liability study results, target asset allocation ranges are as follows:

Fixed Income	35% - 45%
Domestic Equities	45% - 55%
International Equities	7% - 13%

The fixed income allocation is invested in corporate and government bonds primarily denominated in U.S. dollar, private and publicly traded mortgages, private placement debt and cash equivalents.  The average maturity of these issues does not exceed ten years.  The portfolio is expected to be well-diversified.

The domestic equity allocation is invested in stocks traded on one of the U.S. stock exchanges.  Securities convertible into such stocks, convertible bonds and preferred stock, may also be purchased.  The majority of the domestic equities are invested in mutual funds that are well-diversified among growth and value stocks categorized in large, mid and small cap asset classes.  By definition, small cap investments carry greater risk than large and mid cap, but also are expected to create greater returns over time than large and mid cap.  By definition large cap investments carry less risk than small and mid cap, and are expected to return less than small and mid cap over time.  By definition mid cap investments fall between small and large cap stocks concerning riskiness and expected return.  Small company definitions fluctuate with market levels but generally will be considered companies with market capitalizations between $300 million and $2 billion.  The portfolio will be diversified in terms of individual company securities and industries.  No individual equity or individual fixed income investment comprised more than 1.5% of the defined benefit plans' total assets (excluding U.S. government issues).

The international equity allocation is invested in companies whose stock is traded outside the U.S. and/or companies that conduct the major portion of their business outside of the U.S.  The portfolio may invest in ADR's.  The emerging market portion of the international equity investment is held below 10% due to greater volatility in the asset class.  The portfolio is well-diversified in terms of companies, industries and countries.

All investment objectives are expected to be achieved over a market cycle anticipated to be a period of five to seven years.  Reallocations are performed on a monthly basis to retain target allocation ranges.

The following table presents fair value measurements for the Company's defined benefit plans’ assets as categorized using the fair value hierarchy under FASB authoritative guidance (in thousands):

	Total	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In thousands of dollars)	Fair Value	(Level 1)	(Level 2)	(Level 3)
Balances as January 2, 2010
Fixed Maturities:
Long-term bonds	$29,879	$—	$29,879	$—
U.S. Government bonds	2,193	—	2,193	—
Equity Securities:
Common stocks	50,527	—	50,527	—
Other equity interests	1,500	—	1,500	—
Totals	$84,099	—	$84,099	$—

Balances as January 1, 2011

Fixed Income:
Long Term	$32,734	$32,734	$—	$—
Short Term	4,741	4,298	443	—
Equity Securities:
Domestic equities	45,465	45,465	—	—
International equities	10,368	10,368	—	—
Totals	$93,308	$92,865	$443	$—

In fiscal 2009 the defined benefit plans' assets were 100% comprised of purchased units of pooled separate accounts ("PSA").  The net assets values of the PSA’s are not publicly-quoted in an active market.  The net assets value of each PSA is based on the market value of the underlying investments.  During fiscal 2010 the Company increased its pension investment options allowing for investing directly into mutual funds whereby the Company believes it gives the pension plan assets more options and a greater long term return potential.  As a result the Company has transferred its pension assets in fiscal 2010 from PSA accounts to assets nearly 100% comprised of mutual funds, which are publicly traded in an active market.  The particular shares used in the defined benefit plans are either retirement plan shares or A-shares with no loads.  The fair value of each mutual fund is based on the market value of the underlying investments.

Contributions

The Company's funding policy for employee benefit pension plans is to contribute annually not less than the minimum amount required nor more than the maximum amount that can be deducted for federal income tax purposes.  Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

Based on current actuarial estimates, the Company expects to make payments of approximately $2.0 million to meet funding requirements for its pension plans in fiscal 2011.

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid (in thousands):

Year Ending	Pension Benefits
2011	$4,670
2012	4,760
2013	4,890
2014	5,380
2015	5,720
Years 2016 – 2020	33,340

The Company participates in several multi-employer pension plans which provide defined benefits to certain employees covered by labor contracts.  These plans are not administered by the Company and contributions are determined in accordance with provisions of negotiated labor contracts.  Current information with respect to the Company's proportionate share of the over-and under-funded status of all actuarially computed value of vested benefits over these pension plans' net assets is not available.  The Company's portion of contributions to these plans amounted to $2.9 million, $2.8 million and $2.8 million for the years ended January 1, 2011, January 2, 2010 and January 3, 2009, respectively.

The Company participates in several multi-employer pension plans which provide defined benefits to certain employees covered by labor contracts.  One multi-employer plan in which the Company participates gave notification of a mass withdrawal termination for the plan year ended June 30, 2007.  In April 2008 the Company made a lump sum settlement payment to this multi-employer plan for approximately $1.4 million, which included a release for any future liability.  In June 2009, the Company received a notice of a mass withdrawal termination and a notice of initial withdrawal liability from a multi-employer plan in which it participates.  The Company had anticipated this event and as a result had accrued approximately $3.2 million as of January 3, 2009 based on the most recent information that was probable and estimable for this plan.  The plan had given a notice of redetermination liability in December 2009.  In fiscal 2010, the Company received further third party information confirming the future payout related to this multi-employer plan.  As a result, the Company reduced its liability to approximately $1.2 million.  In fiscal 2010, another underfunded multi-employer plan in which the Company participates gave notification of partial withdrawal liability.  As of January 1, 2011, the Company has an accrued liability of approximately $1.1 million representing the present value of scheduled withdrawal liability payments under this multi-employer plan.  While the Company has no ability to calculate a possible current liability for under-funded multi-employer plans that could terminate or could require additional funding under the Pension Protection Act of 2006, the amounts could be material.